`                           SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      ----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) July 16, 2001

                                MELLON BANK, N.A.

          (Originator of Mellon Bank Premium Finance Loan Master Trust)
             (Exact name of Registrant as specified in its charter)

United States                          333-53250                51-0015912
(State or other jurisdiction of       (Commission            (IRS Employer ID
incorporation)                        File Number)                Number)

                                One Mellon Center
                         Pittsburgh, Pennsylvania 15258
                                 (412) 234-5000
  (Address, including zip code, and telephone number, including area code, of registrant's principal offices)

                                       N/A
          (Former name or former address, if changed since last report)

                ------------------------------------------------



                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
             (Exact name of Registrant as specified in its charter)

New York                              333-53250-01            [Applied for]
(State or other jurisdiction of       (Commission            (IRS Employer ID
incorporation)                        File Number)                Number)

                                One Mellon Center
                         Pittsburgh, Pennsylvania 15258
                                 (412) 234-5000
  (Address, including zip code, and telephone number, including area code, of registrant's principal offices)

                                       N/A
          (Former name or former address, if changed since last report)

                ------------------------------------------------



                     MELLON PREMIUM FINANCE LOAN OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Delaware                             333-53250-02              [Applied for]
(State or other jurisdiction of       (Commission            (IRS Employer ID
incorporation)                        File Number)                Number)

               c/o Chase Manhattan Bank, USA, National Association
                              1201 N. Market Street
                              Wilmington, DE 19801
                                 (302) 428-3372

                                Carl Krasik, Esq.
                          Mellon Financial Corporation
                                   Suite 1910
                                500 Grant Street
                       Pittsburgh, Pennsylvania 15258-0001
                                 (412) 234-5222
  (Address, including zip code, and telephone number, including area code, of registrant's principal offices)

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS.

          The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MELLON BANK, N.A., as registrant


                                       By: /s/ STEVEN G. ELLIOTT
                                           -------------------------------------
                                           Name:  Steven G. Elliott
                                           Title: Senior Vice Chairman and
                                                  Chief Financial Officer


                                       MELLON PREMIUM FINANCE LOAN OWNER TRUST, as registrant

                                       By: Mellon Bank N.A., as depositor


                                       By: /s/ STEVEN G. ELLIOTT
                                           -------------------------------------
                                           Name:  Steven G. Elliott
                                           Title: Senior Vice Chairman and
                                                  Chief Financial Officer


                                       MELLON BANK PREMIUM FINANCE LOAN MASTER
                                       TRUST, as registrant

                                       By: MELLON PREMIUM FINANCE LOAN OWNER
                                           TRUST, as depositor

                                       By: MELLON BANK, N.A., as depositor


                                       By: /s/ STEVEN G. ELLIOTT
                                           -------------------------------------
                                           Name:  Steven G. Elliott
                                           Title: Senior Vice Chairman and
                                                  Chief Financial Officer


Dated:  July 31, 2001

                                INDEX OF EXHIBITS

------------------- -------------------------------------- ---------------------
Exhibit No.         Document Description                   Method of Filing
------------------- -------------------------------------- ---------------------
20                  Monthly Certificateholders Statement   Filed herewith
------------------- -------------------------------------- ---------------------